QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2003

WEIGHT WATCHERS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-03389	11-6040273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
175 Crossways Park West, Woodbury, New York		11797-2055
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (516) 390-1400

Item 2. Acquisition or Disposition of Assets.

        On April 1, 2003, Weight Watchers International, Inc. (the "Company") completed the acquisition, through its wholly-owned subsidiary Weight Watchers North America, Inc. (the "Buyer"), of eight of the Weight Watchers franchises and certain other business assets of The WW Group, Inc., The WW Group East L.L.C. and The WW Group West L.L.C. pursuant to an Asset Purchase Agreement, dated as of March 31, 2003, by and among The WW Group, Inc., The WW Group East L.L.C., The WW Group West L.L.C., Cuida Kilos, S.A. de C.V. ("Cuida Kilos"), the Buyer and the Company. The closing of the acquisition of the franchise and certain other business assets in Mexico from Cuida Kilos is subject to the completion of appropriate due diligence. The purchase price for all nine franchises is $181.5 million and was funded with cash and additional borrowings of $85 million under the Company's senior loan facility pursuant to the Third Amended and Restated Credit Agreement, dated as of April 1, 2003, among the Company, WW Funding Corp., various financial institutions, as the Lenders, Credit Suisse First Boston, BHF (USA) Capital Corporation, Fortis (USA) Finance LLC and The Bank of Nova Scotia.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. To be filed by amendment to this Current Report on Form 8-K.
(b)	Pro Forma Financial Information. To be filed by amendment to this Current Report on Form 8-K.
(c)	Exhibits.
2.1
Asset Purchase Agreement, dated as of March 31, 2003, by and among The WW Group, Inc., The WW Group East L.L.C., The WW Group West L.L.C., Cuida Kilos, S.A. de C.V., Weight Watchers North America, Inc. and Weight Watchers International, Inc.
10.1
Amendment No. 4 to Credit Agreement, dated as of April 1, 2003, among Weight Watchers International, Inc., WW Funding Corp., and various financial institutions, as the Lenders (with annexed Third Amended and Restated Credit Agreement, dated as of April 1, 2003, among Weight Watchers International, Inc., WW Funding Corp., various financial institutions, as the Lenders, Credit Suisse First Boston, BHF (USA) Capital Corporation, Fortis (USA) Finance LLC and The Bank of Nova Scotia)
	99.1	Press Release dated April 1, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.
DATED: April 15, 2003	By:	/s/ ROBERT W. HOLLWEG Name: Robert W. Hollweg Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
2.1	Asset Purchase Agreement, dated as of March 31, 2003, by and among The WW Group, Inc., The WW Group East L.L.C., The WW Group West L.L.C., Cuida Kilos, S.A. de C.V., Weight Watchers North America, Inc. and Weight Watchers International, Inc.
10.1
Amendment No. 4 to Credit Agreement, dated as of April 1, 2003, among Weight Watchers International, Inc., WW Funding Corp., and various financial institutions, as the Lenders (with annexed Third Amended and Restated Credit Agreement, dated as of April 1, 2003, among Weight Watchers International, Inc., WW Funding Corp., various financial institutions, as the Lenders, Credit Suisse First Boston, BHF (USA) Capital Corporation, Fortis (USA) Finance LLC and The Bank of Nova Scotia)
99.1	Press Release dated April 1, 2003

QuickLinks

SIGNATURE